UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2004

IMPERIAL PARKING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15629	91-2161409

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Cordova Street, Suite 300
Vancouver, BC, Canada V6B 1G1
(Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

None.

(b)	Proforma Financial Information.

None.

(c)	Exhibits.

The following exhibits are filed herewith:

S-K Item
Number	Description

99.1	Text of press release dated February 13, 2004.

Item 12. Results of Operations and Financial Condition

On February 13, 2004, the Company issued a press release to announce its results for the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PARKING CORPORATION

Date: February 16, 2004	By:	/s/ J. Bruce Newsome

J. Bruce Newsome
Chief Financial Officer

EXHIBIT INDEX

S-K Item
Number	Description

99.1	Text of press release dated February 13, 2004.